UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4054

Oppenheimer Rochester AMT - Free New York Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 3/31/2014

Item 1. Reports to Stockholders.

OppenheimerFunds™
THE RIGHT WAY TO INVEST

OPPENHEIMER ROCHESTER®

AMT-FREE NEW YORK MUNICIPAL FUND

SEMIANNUAL REPORT 3.31.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/14

	Class A Shares of the Fund		Barclays Municipal Bond Index
	Without Sales Charge	With Sales Charge
6-Month	4.33%	-0.63%	3.65%
1-Year	-5.86	-10.33	0.39
5-Year	10.75	9.68	5.71
10-Year	4.01	3.51	4.45

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are cumulative and not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

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Fund Performance Discussion

The tax benefits of investing in Oppenheimer Rochester AMT-Free New York Municipal Fund, we imagine, probably landed on the short list of “things that can make you smile while completing tax returns.” The Fund’s Class A shares had a distribution yield of 5.83% at net asset value (NAV) as of March 31, 2014. By way of comparison, a taxable investment would have had to earn 10.48% to provide as much income. At 4.33%, the cumulative total return for the Fund’s Class A shares exceeded the Barclays Municipal Bond Index this reporting period and was driven in large part by tax-free yield.

MARKET OVERVIEW

The muni market rebounded the last 3 months of this reporting period, which was a welcomed development after the volatility of the previous year.

At the outset of this reporting period, the target for the Fed Funds rate remained between zero and 0.25%. Despite consistent statements by the Federal Reserve about what would have to happen to the unemployment and inflation rates before it would consider changing the short-term Fed Funds target rate, many market participants acted as if a policy change were imminent.

The average distribution yield at NAV for Lipper’s New York Municipal Debt Funds category was 3.63% at the end of this reporting period. At 5.83%, the average distribution yield at NAV for the Fund’s Class A shares was 220 basis points higher than the category average.

A sell-off occurred in mid-March 2014 after Janet Yellen, the newly confirmed Fed chairman, held her first press conference and announced that the Fed’s decisions about the Fed Funds rate would begin to “take into account a wide range of

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	5.83%
Dividend Yield with sales charge	5.55
Standardized Yield	5.41
Taxable Equivalent Yield	10.48
Last distribution (3/25/14)	$0.053
Total distributions (10/1/13 to 3/31/14)	$0.317

Endnotes for this discussion begin on page 13 of this report

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information, including measures of labor market conditions, indicators of inflation pressures and inflation expectations, and readings on financial developments.” (This sell-off was similar to the one that had occurred in June 2013, when statements by then-chairman Ben S. Bernanke were also seen as indicative of near-term rate changes.) The Fed’s decision to spend billions monthly on mortgage-backed securities and long-term Treasuries remained a source of speculation during this reporting period. After more than a year of $85-billion-a-month purchases, the Fed lowered its spending to $75 billion in January 2014 and then to $65 billion the following month. In March 2014, it announced plans to lower its April spending by another $10 billion and said that further adjustments would be “contingent on the Committee’s outlook for the labor market and inflation as well as its assessment of the likely efficacy and costs of such purchases.”

Given the current Fed Funds rate, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. Additionally, the Fund’s investment team believes that its focus on finding value in the marketplace and producing competitive levels of tax-free income is well suited for the market conditions that existed this reporting period.

AAA-rated municipal securities remained “cheap to Treasuries” for virtually all of this reporting period, a condition that exists when nominal, pre-tax muni yields exceed available Treasury yields. This condition allows investors to earn higher nominal yields on their muni holdings than on Treasuries and to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

As of March 31, 2014, the average yield on 30-year, AAA-rated muni bonds was 3.96%, down 30 basis points from September 30, 2013. The average yield on 10-year, AAA-rated muni bonds was 2.53% on March 31, 2014, down 17 basis points from the September 2013 date, and the average yield on 1-year, AAA-rated muni bonds was 0.20%, down 10 basis points from the September 2013 date.

In New York State, Governor Andrew Cuomo and state legislators announced the passage of the state’s budget for fiscal year 2015 on the last day of this reporting period. This marked the fourth consecutive on-time budget. The $138 billion spending plan earmarked $300 million for pre-kindergarten in New York City and called for the state to redirect $40 million from transit operations to pay for debt service on $2.4 billion of bonds issued by the Metropolitan Transit Authority (MTA) in 2002. Overall, the state’s annual spending is expected to be 2% higher in fiscal 2015 than it was in fiscal 2014, which ended March 31, 2014.

4        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Also in March, the governor unveiled a $5 billion “transportation resiliency” plan that would help the MTA prepare for and better withstand future weather-related emergencies, such as those caused by Hurricane Sandy in 2012. Protecting the railroad infrastructure that brings Metro-North commuters into Manhattan will be a cornerstone of the project. “Our response to the billions in damage Superstorm Sandy caused our transportation system is to build back stronger, better and smarter than before,” the governor said, according to The Bond Buyer.

Suffolk County, which officials have cited as one of the most fiscally distressed municipalities in the state, was also in the news at the close of this reporting period. In late March 2014, just before the county issued $70 million in general obligation (G.O.) debt to refund earlier loans, Moody’s Investors Service lowered its credit rating for the county’s G.O. debt to A3, from A2. In refundings, municipal issuers seek to reduce their debt service obligations by exercising the call feature on their higher coupon bonds and then borrowing at lower interest rates. While Moody’s decision reflected its concerns about the county’s reliance on a variety of short-term measures to raise revenues, Standard & Poor’s and Fitch Ratings kept their ratings at A-plus and A, respectively.

In New York City, Bill de Blasio was elected to replace three-term Mayor Michael Bloomberg, whose policies helped the city achieve a fiscal 2014 surplus of $2.4 billion. The new mayor, the city’s 109th, presented his first budget in February 2014, saying that he hoped the $74 billion plan would be “both fiscally responsible and economically progressive.” The mayor’s budget included plans to increase the balances in health-retiree accounts and in the city’s rainy day fund and anticipated cost savings to be negotiated with labor union leaders.

Late in the period, the New York City Municipal Water Finance Authority came to market with $548 billion of refunding bonds, $68 million more than initially planned.

S&P and Fitch maintained AA ratings for New York’s G.O. debt, as of March 31, 2014. The Moody’s G.O. rating was Aa2.

During this reporting period, media coverage about Detroit’s bankruptcy and about municipal debt issued in Puerto Rico contributed to market volatility. Details about the Fund’s Puerto Rico holdings can be found in the Fund Performance section, which follows.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

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FUND PERFORMANCE

Oppenheimer Rochester AMT-Free New York Municipal Fund held more than 475 securities as of March 31, 2014. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A distribution yield at NAV was among the top 5% in Lipper’s New York Municipal Debt Funds category as of March 31, 2014. At 5.83% on that date, it was 220 basis points higher than the category average, which was 3.63%. Additionally, for a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 10.48%, based on the Fund’s standardized yield as of March 31, 2014, and the current top federal and New York State income tax rates. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

The Fund’s dividend trend this reporting period shows the positive impact a yield-driven approach can have amid challenging market conditions. This Fund’s Class A dividend, which was 5.2 cents per share at

6        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

the outset of the reporting period, increased to 5.3 cents per share beginning with the November payout. In all, the Fund distributed 31.7 cents per Class A share this reporting period.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 24.1% of the Fund’s total assets at the end of this reporting period.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories.

Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

“Credit spread widening” – which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds increases – was in evidence this reporting period and can adversely affect credit-sensitive sectors, including this sector. When spreads become wider, prices of high-grade muni bonds generally perform better than those of lower-rated bonds.

7        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Nonetheless, we continue to believe that the sector remains well positioned to provide attractive levels of tax-free income to the long-term benefit of our yield-seeking investors.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 20.7% of the Fund’s net assets at the end of this reporting period. The Fund’s holdings, some of which are insured, include G.O. debt, sales tax revenue bonds and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things. Puerto Rico’s “tobacco bonds” represented an additional 2.2% of net assets on March 31, 2014.

Since his inauguration, first-time governor Alejandro García Padilla has expanded on the fiscal discipline that was the hallmark of his predecessor, Luis Fortuño. We have been impressed by the current governor’s focus on the economy. Already he has cut the government payrolls, enacted comprehensive pension reforms, and raised revenues via tax rate changes and improved enforcement.

Puerto Rico debt continued to be the subject of a variety of critical reports this reporting period. The coverage focused on the Commonwealth’s lingering economic difficulties, which were exacerbated by the Great Recession. Many of the reports also failed to highlight the significant fiscal strides that the Commonwealth’s elected officials have made or the unique provisions in the island’s constitution that prioritize G.O. debt-service payments. This coverage led to increased pricing pressure in this sector during the first half of this reporting period, though many bonds issued in Puerto Rico rallied during the first quarter of 2014.

More than half of the Fund’s G.O. securities were issued by Puerto Rico as of March 31, 2014. In all, G.O.s, which are backed by the full faith and taxing authority of state and local governments, represented 8.7% of total assets at the end of this reporting period. The Fund’s holdings also include bonds issued in Guam, the Northern Marianas and many municipalities in New York State.

More than 85.0% of sales tax revenue bonds held by the Fund this reporting period – 8.3% of the Fund’s total assets as of March 31, 2014 – were issued in Puerto Rico. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. An investment in this sector requires Fund managers to consider the economic conditions that a municipality has experienced and will likely experience and the aggregate face value of the sales tax revenue bonds being issued relative to the municipality’s historic and likely sales tax cash flows. The Fund’s sales tax revenue bonds also include those issued in Guam, the U.S. Virgin Islands and New York City.

8        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

In February 2014, S&P, Moody’s and Fitch downgraded Puerto Rico’s G.O.s and an assortment of other securities issued on island to below investment grade with negative implications. Throughout the industry, municipal bond funds with Puerto Rico holdings saw an increase in the percentage of their assets that were below investment grade.

At Oppenheimer Rochester, this Fund, like most of our funds, has a prospectus limitation on the purchases of below-investment-grade bonds (see page 10 for further details). While nearly 60% of this Fund’s holdings were investment grade as of March 31, 2014, investors should note that lower-rated bonds can be more volatile than investment-grade bonds and subject to greater liquidity risk.

Investors should also note that our perspective has not changed: Puerto Rico continues to show a very strong willingness to pay bondholders; additionally, our credit research shows that coverage ratios are sufficient and legal protections remain strong for the bonds we hold. Deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rican bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund.

Late in this reporting period, the market reacted quite favorably to new G.O. bonds issued by Puerto Rico. Strong demand led officials to increase the offering by $500 million, to $3.5 billion, and the sale attracted $16 billion in orders. The bond deal confirmed that the Commonwealth had not lost its access to the credit market, as some critics had asserted.

Shareholders in this Fund and in many of our competitors’ funds have benefited over the long term from the triple-tax-free status of income generated by Puerto Rico holdings. While price volatility can be unnerving in the short term, the yields on Puerto Rico paper became increasingly attractive this reporting period.

The Fund continued to favor the higher education sector this reporting period, which constituted 13.5% of total assets as of March 31, 2014. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest.

The Fund’s holdings in municipal bonds issued by utilities represented 11.6% of total assets at the end of this reporting period. As of March 31, 2014, this set of holdings included electric utilities with 7.2% of total assets, water utilities with 2.4% and sewer utilities with 2.0%.

9        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

As of March 31, 2014, the Fund was invested in the hospital/healthcare sector, comprising 7.4% of its total assets. Our holdings in this sector consist of securities across the credit spectrum, but most are investment grade.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period, which was characterized by stable and low rates in the short-term market. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions. During this reporting period, the prices of these securities were affected by market volatility. As is its penchant, the Rochester-based investment team will continue to monitor and make adjustments to its portfolios that it believes can provide the greatest benefit to Fund shareholders.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that our time-tested strategies and the Fund’s structure and sector composition will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

The Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of March 31, 2014, market movements or rating changes of municipal bonds caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for undervalued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making

10        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco-Master Settlement Agreement	24.1%
Higher Education	13.5
General Obligation	8.7
Sales Tax Revenue	8.3
Hospital/Healthcare	7.4
Electric Utilities	7.2
Real Estate Management and Development	5.3
Highways / Commuter Facilities	3.9
Not-for-Profit Organizations	3.8
Adult Living Facilities	3.4

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2014, and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	4.5%	0.1%	4.6%
AA	16.0	0.0	16.0
A	17.2	0.2	17.4
BBB	15.6	5.5	21.1
BB or lower	31.9	9.0	40.9
Total	85.2%	14.8%	100.0%

The percentages above are based on the market value of the securities as of March 31, 2014, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 3/31/14

	Without Sales Charge	With Sales Charge
Class A	5.83%	5.55%
Class B	5.11	N/A
Class C	5.13	N/A
Class Y	6.05	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 3/31/14
Class A	5.41%
Class B	4.91
Class C	4.92
Class Y	5.93

TAXABLE EQUIVALENT YIELDS

As of 3/31/14
Class A	10.48%
Class B	9.52
Class C	9.53
Class Y	11.49

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/14

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPNYX)	8/16/84	4.33%	-5.86%	10.75%	4.01%	6.64%
Class B (ONYBX)	3/1/93	3.85%	-6.77%	9.77%	3.52%	4.54%
Class C (ONYCX)	8/29/95	3.83%	-6.69%	9.86%	3.20%	4.11%
Class Y (ONYYX)	1/31/11	4.45%	-5.63%	N/A	N/A	7.87%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/14

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPNYX)	8/16/84	-0.63%	-10.33%	9.68%	3.51%	6.47%
Class B (ONYBX)	3/1/93	-1.15%	-11.21%	9.50%	3.52%	4.54%
Class C (ONYCX)	8/29/95	2.83%	-7.58%	9.86%	3.20%	4.11%
Class Y (ONYYX)	1/31/11	4.45%	-5.63%	N/A	N/A	7.87%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are cumulative and not annualized. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in

13        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.053 for the 28-day accrual period ended March 25, 2014. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on March 25, 2014; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0465, $0.0466 and $0.0550, respectively, for the 28-day accrual period ended March 25, 2014, and on the corresponding net asset values on that date; the Class B, C and Y share dividends were paid on March 25, 2014.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended March 31, 2014, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in Lipper’s New York Municipal Debt Funds category was calculated based on the distributions and the final NAVs of the reporting period for the funds in the category. The calculation included 100 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges—which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2014 top federal and New York State tax rate of 48.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

14        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Actual	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During 6 Months Ended March 31, 2014
Class A	$1,000.00	$1,043.30	$5.00
Class B	1,000.00	1,038.50	9.75
Class C	1,000.00	1,038.30	9.03
Class Y	1,000.00	1,044.50	3.83

Hypothetical

(5% return before expenses)

Class A	1,000.00	1,020.04	4.95
Class B	1,000.00	1,015.41	9.64
Class C	1,000.00	1,016.11	8.94
Class Y	1,000.00	1,021.19	3.79

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended March 31, 2014 are as follows:

Class	Expense Ratios
Class A	0.98%
Class B	1.91
Class C	1.77
Class Y	0.75

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

17        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS    March 31, 2014    Unaudited

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—111.7%
New York—89.5%
$700,000	Albany County, NY IDA (Albany College of Pharmacy)[1]	5.625%	12/01/2034	$705,593
125,000	Albany County, NY IDA (Wildwood Programs)	5.000	07/01/2026	117,822
200,000	Albany County, NY IDA (Wildwood Programs)	4.900	07/01/2021	196,932
1,000,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.875	07/01/2041	1,060,690
500,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.625	07/01/2031	531,570
500,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.375	07/01/2026	537,005
560,000	Albany, NY IDA (Albany Law School)[1]	5.000	07/01/2037	568,764
2,900,000	Albany, NY IDA (Albany Law School)[1]	5.000	07/01/2031	2,965,627
150,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000	04/01/2032	138,754
285,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000	04/01/2027	274,193
100,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000	04/01/2037	89,676
100,000	Albany, NY IDA (New Covenant Charter School)[2]	7.000	05/01/2025	15,002
3,765,000	Albany, NY IDA (Sage Colleges)[1]	5.300	04/01/2029	3,454,387
505,000	Albany, NY IDA (Sage Colleges)[1]	5.250	04/01/2019	505,010
1,000,000	Albany, NY IDA (St. Peter’s Hospital)[1]	5.500	11/15/2027	1,066,790
1,380,000	Albany, NY IDA, Series B1	5.750	11/15/2032	1,472,598
1,365,000	Albany, NY IDA, Series D1	5.750	11/15/2027	1,474,418
4,155,000	Amherst, NY IDA (Beechwood Health Care Center)	5.200	01/01/2040	3,833,818
9,005,000	Brookhaven, NY IDA (Dowling College)[1]	6.750	11/01/2032	9,029,494
350,000	Broome County, NY IDA (University Plaza)	5.200	08/01/2030	349,982
250,000	Broome County, NY IDA (University Plaza)	5.200	08/01/2036	246,730
130,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[1]	6.000	10/01/2031	147,905
270,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[1]	5.375	10/01/2041	287,974
1,200,000	Buffalo & Erie County, NY Industrial Land Devel. (Medaille College)	5.000	04/01/2022	1,239,612
3,615,000	Buffalo & Erie County, NY Industrial Land Devel. (Medaille College)	5.250	04/01/2035	3,516,419
785,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)	5.000	07/01/2018	769,222
1,325,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)	5.250	07/01/2023	1,260,976
1,690,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)	5.375	07/01/2028	1,569,571
790,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)	5.750	07/01/2033	730,663
140,000	Build NYC Resource Corp. (YMCA of Greater New York)	5.000	08/01/2032	147,547
300,000	Bushnell Basin, NY Fire Assoc. (Volunteer Fire Dept.)	5.750	11/01/2030	297,927
30,000	Canandaigua & Bristol, NY GO	5.000	12/15/2029	31,205

18        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$35,000	Canandaigua & Bristol, NY GO	5.000%	12/15/2032	$36,174
30,000	Canandaigua & Bristol, NY GO	5.000	12/15/2030	31,121
40,000	Canandaigua & Bristol, NY GO	5.000	12/15/2035	41,189
50,000	Canandaigua & Bristol, NY GO	5.000	12/15/2038	51,313
45,000	Canandaigua & Bristol, NY GO	5.000	12/15/2036	46,291
45,000	Canandaigua & Bristol, NY GO	5.000	12/15/2037	46,244
55,000	Canandaigua & Bristol, NY GO	5.000	12/15/2040	56,350
55,000	Canandaigua & Bristol, NY GO	5.000	12/15/2041	56,312
40,000	Canandaigua & Bristol, NY GO	5.000	12/15/2034	41,244
25,000	Canandaigua & Bristol, NY GO	5.000	12/15/2027	26,085
35,000	Canandaigua & Bristol, NY GO	5.000	12/15/2033	36,125
60,000	Canandaigua & Bristol, NY GO	5.000	12/15/2042	61,411
30,000	Canandaigua & Bristol, NY GO	5.000	12/15/2028	31,258
50,000	Canandaigua & Bristol, NY GO	5.000	12/15/2039	51,261
35,000	Canandaigua & Bristol, NY GO	5.000	12/15/2031	36,223
200,000	Cattaraugus County, NY IDA (St. Bonaventure University)[1]	5.000	05/01/2023	202,358
520,000	Cattaraugus County, NY IDA (St. Bonaventure University)[1]	5.100	05/01/2031	520,993
75,000	Chautauqua County, NY Tobacco Asset Securitization Corp.[1]	6.750	07/01/2040	70,531
130,000	Coeymans, NY Fire District	5.000	10/15/2024	133,303
135,000	Coeymans, NY Fire District	5.000	10/15/2025	138,251
140,000	Coeymans, NY Fire District	5.000	10/15/2026	143,261
1,040,000	Colonie, NY GO1	6.000	04/01/2032	1,171,830
840,000	Colonie, NY GO1	6.000	04/01/2033	946,478
15,000	Deerfield, NY GO	5.500	06/15/2023	15,523
20,000	Deerfield, NY GO	5.600	06/15/2026	20,603
20,000	Deerfield, NY GO	5.600	06/15/2028	20,562
25,000	Deerfield, NY GO	5.600	06/15/2032	25,561
25,000	Deerfield, NY GO	5.600	06/15/2030	25,619
15,000	Deerfield, NY GO	5.500	06/15/2024	15,509
30,000	Deerfield, NY GO	5.600	06/15/2033	30,649
30,000	Deerfield, NY GO	5.600	06/15/2035	30,604
20,000	Deerfield, NY GO	5.500	06/15/2025	20,631
30,000	Deerfield, NY GO	5.600	06/15/2034	30,630
25,000	Deerfield, NY GO	5.600	06/15/2029	25,667
25,000	Deerfield, NY GO	5.600	06/15/2031	25,582
35,000	Deerfield, NY GO	5.600	06/15/2036	35,683
20,000	Deerfield, NY GO	5.600	06/15/2027	20,587
15,000	Deerfield, NY GO	5.500	06/15/2022	15,565
15,000	Deerfield, NY GO	5.500	06/15/2021	15,619
36,135,000	Dutchess County, NY IDA (Bard College)[1]	5.000	08/01/2046	31,601,503
7,750,000	Dutchess County, NY IDA (Elant Fishkill)	5.250	01/01/2037	6,574,092
570,000	Dutchess County, NY Local Devel. Corp. (Anderson Center Services)[1]	6.000	10/01/2030	579,952
450,000	Dutchess County, NY Local Devel. Corp. (Health Quest System)[1]	5.750	07/01/2030	496,539
250,000	Dutchess County, NY Local Devel. Corp. (Health Quest System)[1]	5.250	07/01/2025	277,020

19        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$100,000	Dutchess County, NY Local Devel. Corp. (Health Quest System)[1]	5.750%		07/01/2040	$108,321
1,230,000	East Hampton, NY Town Hsg. Authority[1]	6.500		05/01/2034	1,410,478
130,000	East Rochester, NY Hsg. Authority (Woodland Village)	5.500		08/01/2033	122,044
265,000	Erie County, NY IDA (Buffalo City School District)[1]	5.250		05/01/2030	292,552
135,000	Erie County, NY IDA (Buffalo City School District)[1]	5.250		05/01/2032	147,710
225,000	Erie County, NY IDA (Buffalo City School District)[1]	5.250		05/01/2031	247,063
500,000	Erie County, NY IDA (Charter School Applied Tech)[1]	6.875		06/01/2035	514,095
415,000	Erie County, NY IDA (Global Concepts Charter School)[1]	6.250		10/01/2037	427,222
180,000	Erie County, NY IDA (Orchard Park CCRC)	5.000		11/15/2014	182,509
1,485,000	Erie County, NY IDA (Orchard Park CCRC)	5.125		11/15/2016	1,553,726
950,000	Erie County, NY IDA (The Episcopal Church Home)	6.000		02/01/2028	950,760
1,490,000	Erie County, NY IDA (The Episcopal Church Home)	5.875		02/01/2018	1,492,876
36,405,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2038	28,571,736
92,000,000	Erie County, NY Tobacco Asset Securitization Corp.	9.607	[3]	06/01/2055	780,160
55,500,000	Erie County, NY Tobacco Asset Securitization Corp.	6.875	[3]	06/01/2050	1,251,525
29,515,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2045	22,275,856
110,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.300		06/01/2035	110,563
60,000	Franklin County, NY IDA (North Country Community College Foundation)[1]	5.200		06/01/2025	60,801
815,000	Genesee County, NY IDA (United Memorial Medical Center)	5.000		12/01/2027	814,984
70,000	Hempstead Village, NY GO1	5.000		09/15/2025	71,771
70,000	Hempstead Village, NY GO1	5.000		09/15/2026	71,637
410,000	Hempstead, NY IDA (Peninsula Counseling Center)	6.500		11/01/2038	376,450
1,000,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.750		07/01/2039	1,053,260
1,790,000	Herkimer County, NY IDA (Herkimer County College Foundation)[1]	6.250		08/01/2034	1,791,396
5,600,000	Hudson Yards, NY Infrastructure Corp.[1]	5.750		02/15/2047	6,159,552
2,335,000	Islip, NY IDA (Engel Burman at Sayville)	6.500	[4]	11/01/2045	2,142,573
1,425,000	Islip, NY IDA (Engel Burman at Sayville)	6.500	[4]	11/01/2045	1,454,141
3,505,000	Islip, NY IDA (Engel Burman at Sayville)	6.500	[4]	11/01/2045	3,216,153
5,000,000	L.I., NY Power Authority[1]	6.000		05/01/2033	5,773,250
1,190,000	L.I., NY Power Authority, Series A1	5.000		05/01/2038	1,252,606
5,000,000	L.I., NY Power Authority, Series A1	6.250		04/01/2033	5,786,450
10,610,000	L.I., NY Power Authority, Series A	5.000		09/01/2042	11,102,728
4,850,000	L.I., NY Power Authority, Series A1	5.750		04/01/2039	5,446,550
3,300,000	L.I., NY Power Authority, Series B	5.000		09/01/2029	3,561,888
415,000	Madison County, NY IDA (Commons II Student Hsg.)[1]	5.000		06/01/2040	411,680

20        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$1,450,000	Monroe County, NY IDA (Rochester General Hospital)	5.000%		12/01/2032	$1,522,703
230,000	Monroe County, NY IDA (Summit at Brighton)	5.375		07/01/2032	167,288
400,000	Monroe County, NY IDA (Summit at Brighton)	5.500		07/01/2027	320,552
75,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.250		10/01/2031	78,718
540,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.500		10/01/2041	569,311
150,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.000		10/01/2026	159,213
100,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.000		06/01/2029	106,431
285,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.000		06/01/2044	287,582
180,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.500		06/01/2034	194,837
250,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	6.000		06/01/2034	270,655
150,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.625		06/01/2026	164,928
10,000,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester)[5]	5.500		08/15/2040	11,185,300
4,475,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester)[5]	5.750		08/15/2035	5,211,266
302,900,000	Monroe County, NY Tobacco Asset Securitization Corp. (TASC)	7.701	[3]	06/01/2061	1,160,107
1,000,000	Monroe, NY Newpower Corp[1]	5.625		01/01/2026	1,004,090
4,000,000	Monroe, NY Newpower Corp.[1]	5.500		01/01/2034	4,008,640
500,000	Mount Vernon, NY IDA (Meadowview)	6.200		06/01/2029	500,065
290,000	Nassau County, NY IDA (ALIA-ACDS)	6.125		09/01/2018	290,916
1,695,000	Nassau County, NY IDA (ALIA-AP)	7.000		09/01/2028	1,694,169
405,000	Nassau County, NY IDA (ALIA-CMA)	6.125		09/01/2018	406,280
280,000	Nassau County, NY IDA (ALIA-EFLI)	6.125		09/01/2018	280,885
160,000	Nassau County, NY IDA (ALIA-HAII)	6.125		09/01/2018	160,506
180,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.500		01/01/2027	95,418
4,330,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.700		01/01/2043	2,295,333
2,410,000	Nassau County, NY IDA (Hispanic Counseling Center)	7.625		06/01/2033	2,413,109
185,000	Nassau County, NY IDA (Hispanic Counseling Center)	6.500		11/01/2037	185,425
70,000	Nassau County, NY IDA (United Veteran’s Beacon House)	6.500		11/01/2037	67,763
430,000	Nassau County, NY IDA, Series A-B	6.000		06/01/2021	425,657
2,000,000	Nassau County, NY Local Economic Assistance Corp. (South Nassau Communities Hospital)	5.000		07/01/2031	2,069,540
26,655,000	Nassau County, NY Tobacco Settlement Corp.[1]	5.125		06/01/2046	19,174,274
60,000,000	Nassau County, NY Tobacco Settlement Corp.	6.763	[3]	06/01/2060	290,400
85,990,000	Nassau County, NY Tobacco Settlement Corp.	6.151	[3]	06/01/2046	2,931,399

21        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$37,830,000	Nassau County, NY Tobacco Settlement Corp. (TASC)[1]	5.000%		06/01/2035	$28,586,240
525,000	Niagara County, NY IDA (Niagara Falls Memorial Medical Center)	5.750		06/01/2018	526,376
655,000	Niagara County, NY Tobacco Asset Securitization Corp.[1]	6.250		05/15/2034	632,429
385,000	Niagara County, NY Tobacco Asset Securitization Corp.[1]	6.250		05/15/2040	361,034
70,000	Niagara Falls, NY Public Water Authority	5.500		07/15/2034	71,126
100,000	Niagara, NY Area Devel. Corp. (Niagara University)	5.000		05/01/2035	102,773
150,000	Niagara, NY Area Devel. Corp. (Niagara University)	5.000		05/01/2042	153,549
1,935,000	NY Counties Tobacco Trust I1	6.500		06/01/2035	1,934,729
22,685,000	NY Counties Tobacco Trust II (TASC)[1]	5.625		06/01/2035	22,683,412
110,000	NY Counties Tobacco Trust II (TASC)[1]	5.750		06/01/2043	107,109
5,120,000	NY Counties Tobacco Trust III[1]	6.000		06/01/2043	5,119,744
850,000	NY Counties Tobacco Trust IV1	5.000		06/01/2038	678,113
5,905,000	NY Counties Tobacco Trust IV (TASC)[1]	5.000		06/01/2042	4,396,922
3,500,000	NY Counties Tobacco Trust IV (TASC)[1]	6.250		06/01/2041	3,056,830
11,240,000	NY Counties Tobacco Trust IV (TASC)[1]	5.000		06/01/2045	8,281,295
84,200,000	NY Counties Tobacco Trust V	6.850	[3]	06/01/2055	944,724
334,000,000	NY Counties Tobacco Trust V	7.850	[3]	06/01/2060	1,299,260
30,000,000	NY Liberty Devel. Corp. (Bank of America Tower)[5]	5.125		01/15/2044	31,246,800
4,910,000	NY Liberty Devel. Corp. (Bank of America Tower)[1]	5.625		01/15/2046	5,277,661
20,000,000	NY Liberty Devel. Corp. (Bank of America Tower)[5]	5.625		01/15/2046	21,497,600
235,000	NY MTA, Series 2008C1	6.500		11/15/2028	278,917
1,200,000	NY MTA, Series A1	5.250		11/15/2038	1,289,904
4,000,000	NY MTA, Series C	5.000		11/15/2038	4,241,800
5,000,000	NY MTA, Series D1	5.000		11/15/2031	5,388,500
6,150,000	NY MTA, Series D	5.000		11/15/2030	6,666,846
350,000	NY MTA, Series D	5.000		11/15/2032	376,222
1,000,000	NY MTA, Series D1	5.000		11/15/2034	1,063,310
2,450,000	NY MTA, Series D-1	5.000		11/01/2028	2,711,758
3,000,000	NY MTA, Series E	5.000		11/15/2029	3,286,710
400,000	NY MTA, Series H1	5.000		11/15/2033	430,876
1,800,000	NY Seneca Nation Indians Capital Improvements[1]	5.250		12/01/2016	1,861,344
7,580,000	NY Seneca Nation Indians Capital Improvements[1]	5.000		12/01/2023	7,737,361
300,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2029	331,539
400,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2030	446,676
5,500,000	NY TSASC, Inc. (TFABs)[1]	5.000		06/01/2026	5,007,255
925,000	NY TSASC, Inc. (TFABs)[1]	4.750		06/01/2022	909,895
75,000,000	NY TSASC, Inc. (TFABs)[1]	5.125		06/01/2042	58,325,250
20,000,000	NY Utility Debt Securitization Authority[5]	5.000		12/15/2041	21,957,400
5,000,000	NYC Capital Resources Corp. (Albee Retail Devel.)	7.250	[4]	11/01/2042	4,999,800
20,000	NYC GO1	5.500		11/15/2037	20,084
45,000	NYC GO	6.000		05/15/2022	45,208
1,000,000	NYC GO	5.000		08/01/2030	1,100,710
865,000	NYC GO	5.000		10/01/2032	943,404
1,400,000	NYC GO	5.000		08/01/2031	1,532,146

22        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$5,000,000	NYC GO	5.000%	08/01/2030	$5,527,500
750,000	NYC GO	5.000	03/01/2033	813,075
15,000,000	NYC GO5	5.375	04/01/2036	17,036,100
11,000,000	NYC GO5	5.125	03/01/2026	12,592,910
700,000	NYC GO1	5.000	08/01/2035	746,592
20,000,000	NYC GO5	5.625	11/15/2031	22,812,339
6,200,000	NYC GO1	5.000	08/01/2032	6,723,714
1,590,000	NYC HDC (Multifamily Hsg.)[1]	5.700	11/01/2046	1,679,803
410,000	NYC HDC (Multifamily Hsg.)[1]	5.550	11/01/2039	432,226
450,000	NYC HDC (Multifamily Hsg.)[1]	5.500	11/01/2034	474,930
5,000	NYC HDC (Multifamily Hsg.), Series E1	6.250	05/01/2036	5,007
5,000,000	NYC Health & Hospital Corp. (Health System)[1]	5.000	02/15/2030	5,349,600
60,000	NYC IDA (Assoc. for Metro Area Autistic Children)	4.500	07/01/2021	57,808
2,100,000	NYC IDA (Beth Abraham Health Services)	6.500	11/15/2034	2,165,079
2,465,000	NYC IDA (Beth Abraham Health Services)	6.500	02/15/2022	2,542,130
500,000	NYC IDA (Beth Abraham Health Services)	6.500	11/15/2027	515,680
960,000	NYC IDA (Center for Elimination of Family Violence)	7.375	11/01/2036	972,269
540,000	NYC IDA (Center for Nursing/Rehabilitation)	5.375	08/01/2027	475,772
385,000	NYC IDA (Center for Nursing/Rehabilitation)	5.375	08/01/2027	339,208
1,990,000	NYC IDA (Chapin School)	5.000	11/01/2038	1,990,438
350,000	NYC IDA (Comprehensive Care Management)	6.125	11/01/2035	350,042
150,000	NYC IDA (Comprehensive Care Management)	6.000	05/01/2026	154,091
725,000	NYC IDA (Family Support Systems)[2]	7.500	11/01/2034	289,833
1,625,000	NYC IDA (Guttmacher Institute)	5.750	12/01/2036	1,537,396
300,000	NYC IDA (Independent Living Assoc.)	6.200	07/01/2020	300,018
420,000	NYC IDA (Manhattan Community Access Corp.)	6.000	12/01/2036	409,550
1,020,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)	6.375	11/01/2038	1,020,928
210,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)	6.375	11/01/2038	210,191
2,300,000	NYC IDA (Montefiore Medical Center Corp.)[1]	5.125	11/01/2035	2,302,277
6,045,000	NYC IDA (Mount St. Vincent)	5.250	06/01/2036	6,046,088
1,375,000	NYC IDA (Polytechnic University)[1]	5.250	11/01/2027	1,537,511
1,500,000	NYC IDA (Polytechnic University)[1]	5.250	11/01/2037	1,627,710
2,070,000	NYC IDA (PSCH)	6.375	07/01/2033	2,066,791
2,500,000	NYC IDA (Queens Baseball Stadium)[1]	5.000	01/01/2039	2,330,250
750,000	NYC IDA (Reece School)	7.500	12/01/2037	787,943
70,000	NYC IDA (Special Needs Facilities Pooled Program)	6.650	07/01/2023	69,785
756,500	NYC IDA (Studio School)[2]	7.000	11/01/2038	581,885
5,190,000	NYC IDA (The Child School)	7.550	06/01/2033	5,215,483
3,500,000	NYC IDA (Unicef)	5.300	11/01/2038	3,362,485
4,600,000	NYC IDA (United Jewish Appeal-Federal Jewish Philanthropies)	5.000	07/01/2034	4,988,194
5,600,000	NYC IDA (Urban Resource Institute)	7.375	11/01/2033	5,416,936
545,000	NYC IDA (Vaughn College Aeronautics)[1]	5.000	12/01/2021	550,668
2,280,000	NYC IDA (Vaughn College Aeronautics)[1]	5.250	12/01/2036	2,183,716
785,000	NYC IDA (Vaughn College Aeronautics)[1]	5.000	12/01/2021	793,164
5,600,000	NYC IDA (Vocational Instruction)[2]	7.750	02/01/2033	3,068,800
1,200,000	NYC IDA (Yankee Stadium)[1]	1.804	03/01/2022	1,095,996

23        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$2,525,000	NYC IDA (Yankee Stadium)[1]	7.000%	03/01/2049	$2,950,361
2,700,000	NYC IDA (Yeled Yalda Early Childhood)	5.725	11/01/2037	2,565,999
40,000,000	NYC Municipal Water Finance Authority[5]	5.500	06/15/2040	44,710,800
20,000,000	NYC Municipal Water Finance Authority[5]	5.000	06/15/2037	20,818,771
5,000,000	NYC Municipal Water Finance Authority[1]	5.500	06/15/2043	5,674,300
5,500,000	NYC Transitional Finance Authority[1]	5.000	02/01/2035	5,929,660
20,000,000	NYC Transitional Finance Authority[5]	5.000	01/15/2034	21,656,000
5,000,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2032	5,450,750
300,000	NYC Transitional Finance Authority (Building Aid)[1]	5.500	01/15/2039	338,646
5,500,000	NYC Transitional Finance Authority (Building Aid)[1]	5.250	07/15/2037	5,994,120
1,000,000	NYC Trust for Cultural Resources (Wildlife Conservation Society)	5.000	08/01/2033	1,088,990
50,000	NYS DA (Audit & Control)[1]	5.000	04/01/2029	50,183
70,000	NYS DA (Brooklyn Law School)	5.000	07/01/2029	74,343
150,000	NYS DA (Brooklyn Law School)	5.000	07/01/2027	161,813
70,000	NYS DA (Brooklyn Law School)	5.000	07/01/2030	73,941
150,000	NYS DA (Brooklyn Law School)	5.000	07/01/2028	160,716
180,000	NYS DA (Carmel Richmond Nursing Home)[1]	5.000	07/01/2018	179,782
300,000	NYS DA (Catholic Health System)	4.750	07/01/2039	299,103
1,250,000	NYS DA (Catholic Health System)	4.750	07/01/2039	1,246,263
125,000	NYS DA (Catholic Health System)	5.000	07/01/2032	127,531
50,000	NYS DA (Culinary Institute of America)	5.000	07/01/2034	51,098
3,765,000	NYS DA (FIT/FIT Student Hsg. Corp. Obligated Group)[1]	5.250	07/01/2028	4,196,168
6,425,000	NYS DA (FIT/FIT Student Hsg. Corp. Obligated Group)[1]	5.250	07/01/2027	7,191,760
100,000	NYS DA (Fordham University)[1,6]	5.000	07/01/2030	110,506
750,000	NYS DA (Highland Hospital of Rochester)[1]	5.200	07/01/2032	790,800
750,000	NYS DA (Highland Hospital of Rochester)[1]	5.000	07/01/2026	820,778
830,000	NYS DA (Interagency Council Pooled Loan Program)	7.000	07/01/2031	846,617
540,000	NYS DA (Interagency Council Pooled Loan Program)	7.000	07/01/2021	557,383
900,000	NYS DA (Interagency Council)	7.000	07/01/2035	1,131,678
250,000	NYS DA (Iona College)	5.000	07/01/2032	259,303
3,200,000	NYS DA (L.I. University)	5.000	09/01/2025	3,419,584
2,000,000	NYS DA (LIJMC/NSUH/NSUHGC Obligated Group)[1]	5.500	05/01/2037	2,129,120
365,000	NYS DA (Manhattan College)	5.300	07/01/2037	368,708
140,000	NYS DA (Miriam Osborn Memorial Home Assoc.)	5.000	07/01/2029	146,427
1,360,000	NYS DA (New York Methodist Hospital)[1]	5.250	07/01/2024	1,366,433
1,000,000	NYS DA (North Shore L.I. Jewish Obligated Group)	5.000	05/01/2039	1,055,020
1,500,000	NYS DA (NYU)	5.000	07/01/2037	1,619,205
325,000	NYS DA (Ozanam Hall of Queens Nursing Home)[1]	5.000	11/01/2026	306,420
20,000,000	NYS DA (Personal Income Tax)[5]	5.000	03/15/2037	21,424,600
1,990,000	NYS DA (Providence Rest)	5.000	07/01/2035	1,914,261
340,000	NYS DA (Providence Rest)	5.250	07/01/2025	341,357
3,525,000	NYS DA (Providence Rest)	5.125	07/01/2030	3,525,775
300,000	NYS DA (Rochester Institute of Technology)[1]	5.000	07/01/2040	322,416
200,000	NYS DA (School District Bond Financing Program), Series C1	7.500	04/01/2039	241,364

24        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$360,000	NYS DA (School District Bond Financing Program), Series C1	7.375%		10/01/2033	$432,558
250,000	NYS DA (School District Bond Financing Program), Series C1	7.250		10/01/2028	303,093
1,955,000	NYS DA (St. John’s University)	5.000		07/01/2030	2,121,859
200,000	NYS DA (St. John’s University)	5.000		07/01/2027	221,102
50,000	NYS DA (St. John’s University)	5.000		07/01/2028	54,825
500,000	NYS DA (St. Joseph’s College)[1]	5.250		07/01/2035	516,755
19,400,000	NYS DA (St. Mary’s Hospital for Children)	7.875		11/15/2041	20,292,206
20,000,000	NYS DA (State Personal Income Tax Authority)[5]	5.750		03/15/2036	23,064,998
1,000,000	NYS DA (State University Educational Facilities)	5.000		05/15/2030	1,102,610
560,000	NYS DA (The Bronx-Lebanon Hospital Center)[1]	6.250		02/15/2035	617,854
1,000,000	NYS DA (The New School)[1]	5.000		07/01/2031	1,073,070
1,760,000	NYS DA (Yeshiva University)[1]	5.000		11/01/2031	1,713,747
2,040,000	NYS DA (Yeshiva University)[1]	5.125		07/01/2029	2,039,694
20,000	NYS HFA (Affordable Hsg.)[1]	5.450		11/01/2040	20,831
7,500,000	NYS Liberty Devel. Corp. (4 World Trade Center)[1]	5.000		11/15/2031	8,057,025
5,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)[1]	5.750		11/15/2051	5,461,600
10,175,000	NYS Thruway Authority	5.000		01/01/2037	10,871,174
1,350,000	NYS Thruway Authority	5.000		01/01/2032	1,458,270
2,330,000	NYS UDC (State Personal Income Tax Authority)[1]	5.000		03/15/2037	2,495,966
55,000	Onondaga County, NY IDA (Salina Free Library)	5.500		12/01/2022	55,653
2,250,000	Onondaga County, NY Trust Cultural Resource Revenue (Syracuse University)[1]	5.000		12/01/2036	2,425,680
1,615,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)[1]	5.200		07/01/2029	1,692,455
1,810,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)[1]	5.375		07/01/2040	1,876,861
535,000	Onondaga, NY Civic Devel. Corp. (Upstate Properties)[1]	5.250		12/01/2041	560,915
5,000,000	Port Authority NY/NJ, 166th Series[1]	5.250		07/15/2036	5,535,550
2,000,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.750		06/01/2043	1,999,820
2,705,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.625		06/01/2035	2,662,045
415,000	Rensselaer County, NY Water Service Sewer Authority	5.350		09/01/2047	435,555
6,810,000	Rensselaer, NY City School District COP	5.000		06/01/2026	6,856,444
1,200,000	Rensselaer, NY City School District COP	5.000		06/01/2036	1,205,172
50,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	7.676	[3]	08/15/2060	194,000
2,715,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.625		08/15/2035	2,714,783
3,150,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.750		08/15/2043	3,110,153
53,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	6.637	[3]	08/15/2050	1,149,570
101,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	6.252	[3]	08/15/2045	3,719,830

25        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$230,000	Saratoga County, NY IDA (Saratoga Hospital/Saratoga Care/Saratoga Care Family Health Centers)[1]	5.125%	12/01/2027	$238,340
1,000,000	Schenectady, NY Metroplex Devel. Authority[1]	5.500	08/01/2033	1,105,560
105,000	Seneca County, NY IDA (New York Chiropractic College)[1]	5.000	10/01/2027	107,467
45,000	Sodus Village, NY GO1	5.000	05/15/2034	46,674
45,000	Sodus Village, NY GO1	5.000	05/15/2036	46,580
45,000	Sodus Village, NY GO1	5.000	05/15/2032	46,769
45,000	Sodus Village, NY GO1	5.000	05/15/2035	46,621
45,000	Sodus Village, NY GO1	5.000	05/15/2037	46,540
45,000	Sodus Village, NY GO1	5.000	05/15/2033	46,715
100,000	St. Lawrence County, NY IDA (Clarkson University)[1]	6.000	09/01/2034	113,030
240,000	St. Lawrence County, NY IDA (Clarkson University)	5.000	09/01/2041	249,449
225,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000	07/01/2030	245,714
230,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000	07/01/2031	249,566
815,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000	07/01/2032	879,931
2,050,000	Suffolk County, NY Economic Devel. Corp. (Catholic Health Services)[1]	5.000	07/01/2028	2,159,327
1,000,000	Suffolk County, NY Economic Devel. Corp. (Peconic Landing at Southold)[1]	6.000	12/01/2040	1,068,280
615,000	Suffolk County, NY Economic Devel. Corp., Series A	7.375	12/01/2040	625,719
95,000	Suffolk County, NY IDA (ALIA-Adelante)	6.500	11/01/2037	92,150
390,000	Suffolk County, NY IDA (ALIA-UVBH)	6.500	11/01/2037	378,300
125,000	Suffolk County, NY IDA (Dowling College)[1]	6.700	12/01/2020	125,079
8,515,000	Suffolk County, NY IDA (Dowling College)	5.000	06/01/2036	7,690,152
285,000	Suffolk County, NY IDA (Easter Long Island Hospital Assoc.)	5.375	01/01/2027	273,668
1,000,000	Suffolk County, NY IDA (L.I. Network Community Services)	7.550	02/01/2034	1,024,650
210,000	Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)	6.750	11/01/2036	209,994
620,000	Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)	6.750	11/01/2036	621,128
505,000	Suffolk County, NY IDA (Pederson-Krager Center)	7.200	02/01/2035	432,401
5,985,000	Suffolk County, NY IDA (Pederson-Krager Center)	7.000	11/01/2035	4,997,774
185,000	Suffolk County, NY IDA (Southampton Hospital Assoc.)	7.250	01/01/2020	185,078
215,000	Suffolk County, NY IDA (Special Needs Facilities Pooled Program)	5.250	07/01/2022	203,869
750,000	Suffolk County, NY Tobacco Asset Securitization Corp.	5.000	06/01/2032	767,880
700,000	Suffolk County, NY Tobacco Asset Securitization Corp.	5.250	06/01/2037	717,934
7,155,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	5.375	06/01/2028	6,571,510
6,350,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	6.625	06/01/2044	5,793,804

24        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$1,500,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	6.000%		06/01/2048	$1,216,350
15,750,000	Suffolk, NY Tobacco Asset Securitization Corp.	8.000	[3]	06/01/2048	427,455
408,000	Sullivan County, NY Community College COP[2,7]	5.750		08/15/2025	348,612
150,000	Syracuse, NY IDA (Jewish Home of Central New York)	7.375		03/01/2021	143,397
2,785,000	Tompkins County, NY Devel. Corp. (Tompkins Cortland Community College Foundation)	5.000		07/01/2038	2,717,882
6,100,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)[1]	5.000		09/01/2030	6,457,948
10,000,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)[1]	5.125		09/01/2040	10,403,900
1,000,000	Ulster County, NY IDA (Kingston Regional Senior Living Corp.)	6.000		09/15/2042	767,760
35,000	Voorheesville, NY GO	5.000		02/15/2025	36,799
40,000	Voorheesville, NY GO	5.000		02/15/2029	41,797
55,000	Voorheesville, NY GO	5.000		02/15/2035	56,906
40,000	Voorheesville, NY GO	5.000		02/15/2027	41,938
40,000	Voorheesville, NY GO	5.000		02/15/2028	41,874
60,000	Voorheesville, NY GO	5.000		02/15/2037	61,981
45,000	Voorheesville, NY GO	5.000		02/15/2030	46,909
35,000	Voorheesville, NY GO	5.000		02/15/2024	36,893
50,000	Voorheesville, NY GO	5.000		02/15/2032	51,885
30,000	Voorheesville, NY GO	5.000		02/15/2023	31,739
60,000	Voorheesville, NY GO	5.000		02/15/2036	62,030
35,000	Voorheesville, NY GO	5.000		02/15/2026	36,751
50,000	Voorheesville, NY GO	5.000		02/15/2033	51,830
55,000	Voorheesville, NY GO	5.000		02/15/2034	56,967
45,000	Voorheesville, NY GO	5.000		02/15/2031	46,746
4,410,000	Westchester County, NY Healthcare Corp., Series A1	5.000		11/01/2030	4,587,547
3,000,000	Westchester County, NY Healthcare Corp., Series B1	6.125		11/01/2037	3,319,950
90,000	Westchester County, NY Healthcare Corp., Series C-2[1]	6.125		11/01/2037	99,599
3,335,000	Westchester County, NY IDA (EBC White Plains)	8.000	[4]	11/01/2043	3,658,628
3,330,000	Westchester County, NY IDA (EBC White Plains)	8.000	[4]	11/01/2043	3,653,143
3,335,000	Westchester County, NY IDA (EBC White Plains)	8.000	[4]	11/01/2043	3,658,628
2,530,000	Westchester County, NY IDA (Engel Burman at Armonk)	6.500	[4]	11/01/2045	2,448,812
2,485,000	Westchester County, NY IDA (Engel Burman at Armonk)	6.500	[4]	11/01/2045	2,405,256
2,485,000	Westchester County, NY IDA (Engel Burman at Armonk)	6.500	[4]	11/01/2045	2,405,256
230,000	Westchester County, NY IDA (Guiding Eyes for the Blind)[1]	5.375		08/01/2024	235,624
515,000	Westchester County, NY IDA (Schnurmacher Center)	6.500		11/01/2033	531,974
10,790,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.125		06/01/2045	8,370,882
300,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2026	279,732

27        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$790,000	Yates County, NY IDA (Soldiers & Sailors Memorial Hospital)	6.000%		02/01/2041	$812,539
4,000,000	Yonkers, NY IDA (Sarah Lawrence College)[1]	6.000		06/01/2041	4,308,880
950,000	Yonkers, NY IDA (Sarah Lawrence College)[1]	6.000		06/01/2029	1,041,780
200,000	Yonkers, NY IDA (St. Joseph’s Hospital),
	Series 98-B	6.150		03/01/2015	199,996

					1,047,068,364

U.S. Possessions—22.2%
5,925,000	Guam GO1	7.000		11/15/2039	6,287,669
375,000	Guam GO1	5.250		11/15/2037	357,424
1,200,000	Guam Government Business Privilege[1]	5.000		01/01/2031	1,236,036
2,525,000	Guam Government Waterworks Authority & Wastewater System[1]	5.875		07/01/2035	2,549,088
210,000	Guam Power Authority, Series A	5.000		10/01/2023	237,187
1,200,000	Guam Power Authority, Series A1	5.500		10/01/2040	1,242,504
470,000	Guam Power Authority, Series A	5.000		10/01/2030	498,891
260,000	Guam Power Authority, Series A	5.000		10/01/2024	289,164
1,865,000	Northern Mariana Islands Commonwealth, Series A	5.000		10/01/2022	1,685,512
595,000	Northern Mariana Islands Commonwealth, Series A	5.000		06/01/2017	585,432
1,500,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.000		07/01/2033	1,008,675
6,280,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2038	4,636,838
945,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.250		07/01/2029	676,790
565,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2047	405,416
790,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2044	571,036
21,210,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.125		07/01/2024	16,604,673
21,675,000	Puerto Rico Children’s Trust Fund (TASC)	8.161	[3]	05/15/2055	555,747
19,500,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	16,615,950
6,300,000	Puerto Rico Children’s Trust Fund (TASC)	7.593	[3]	05/15/2050	404,145
8,555,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	7,608,133
10,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	9,783
4,595,000	Puerto Rico Commonwealth GO1	5.250		07/01/2031	3,430,030
2,000,000	Puerto Rico Commonwealth GO1	5.000		07/01/2020	1,667,400
3,120,000	Puerto Rico Commonwealth GO1	5.125		07/01/2028	2,380,373
1,500,000	Puerto Rico Commonwealth GO1	5.625		07/01/2033	1,161,360
1,225,000	Puerto Rico Commonwealth GO1	5.125		07/01/2031	900,216
8,000,000	Puerto Rico Commonwealth GO1	5.750		07/01/2036	6,108,000
75,000	Puerto Rico Commonwealth GO1	5.000		07/01/2024	62,550
31,225,000	Puerto Rico Commonwealth GO1	5.500		07/01/2032	23,843,722
2,500,000	Puerto Rico Commonwealth GO1	5.375		07/01/2033	1,884,450
4,000,000	Puerto Rico Commonwealth GO1	5.750		07/01/2041	3,057,040
485,000	Puerto Rico Commonwealth GO1	5.500		07/01/2018	429,181
6,000,000	Puerto Rico Commonwealth GO1	5.250		07/01/2030	4,531,080
1,980,000	Puerto Rico Commonwealth GO1	5.250		07/01/2032	1,464,804
2,000,000	Puerto Rico Electric Power Authority, Series A	5.000		07/01/2042	1,193,880
5,000,000	Puerto Rico Electric Power Authority, Series A	5.000		07/01/2029	3,153,750
3,410,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2027	2,256,738
5,000,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2030	3,088,000
5,450,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2024	3,659,348

28        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$5,670,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250%		07/01/2028	$3,700,355
5,735,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2025	3,850,651
1,945,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2029	1,253,825
2,155,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2031	1,323,666
3,445,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2022	2,462,073
1,000,000	Puerto Rico Electric Power Authority, Series RR1	5.000		07/01/2027	713,430
3,750,000	Puerto Rico Electric Power Authority, Series TT1	5.000		07/01/2026	2,465,587
2,535,000	Puerto Rico Electric Power Authority, Series WW1	5.500		07/01/2038	1,524,118
1,685,000	Puerto Rico Electric Power Authority, Series WW1	5.000		07/01/2028	1,067,734
1,825,000	Puerto Rico Electric Power Authority, Series XX1	5.250		07/01/2027	1,207,785
2,150,000	Puerto Rico Highway & Transportation Authority[1]	5.500		07/01/2030	1,618,477
1,000,000	Puerto Rico Highway & Transportation Authority[1]	5.300		07/01/2035	724,100
355,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2028	195,715
5,000	Puerto Rico Highway & Transportation Authority, Series A1	5.000		07/01/2038	2,757
7,405,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000		07/01/2030	4,089,485
225,000	Puerto Rico Highway & Transportation Authority, Series N1	5.250		07/01/2039	129,694
4,600,000	Puerto Rico Infrastructure	7.460	[3]	07/01/2030	774,824
4,000,000	Puerto Rico Infrastructure[1]	5.000		07/01/2041	2,204,920
15,000,000	Puerto Rico Infrastructure	5.650	[3]	07/01/2029	4,384,650
725,000	Puerto Rico Infrastructure[1]	5.500		07/01/2024	503,404
2,500,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	1,506,150
1,100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	840,092
190,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	147,552
130,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	104,702
200,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		04/01/2027	169,254
855,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)[1]	5.625		07/01/2022	629,596
100,000	Puerto Rico ITEMECF (International American University)	5.000		10/01/2031	88,958
4,305,000	Puerto Rico ITEMECF (Polytechnic University)[1]	5.000		08/01/2022	3,851,899
150,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000		10/01/2042	114,974
235,000	Puerto Rico Public Buildings Authority[1]	6.000		07/01/2041	178,360
4,795,000	Puerto Rico Public Buildings Authority[1]	5.625		07/01/2039	3,514,447
1,400,000	Puerto Rico Public Buildings Authority[1]	6.500		07/01/2030	1,152,326
810,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2029	610,967
1,000,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2021	881,390
3,150,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2025	2,645,307
4,200,000	Puerto Rico Public Buildings Authority[1]	5.000		07/01/2032	2,991,366
3,500,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	2,882,880
4,055,000	Puerto Rico Public Finance Corp., Series B1	5.500		08/01/2031	2,618,922
410,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.000		08/01/2043	292,765
14,995,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.250		08/01/2057	12,145,000
38,120,000	Puerto Rico Sales Tax Financing Corp., Series A	7.865	[3]	08/01/2036	6,499,460
25,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.100	[3]	08/01/2044	3,406,500
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500		08/01/2044	4,309,200
19,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.950	[3]	08/01/2056	1,084,330

29        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$27,615,000	Puerto Rico Sales Tax Financing Corp., Series A	6.130%[3]		08/01/2043	$4,018,535
91,665,000	Puerto Rico Sales Tax Financing Corp., Series A	6.580	[3]	08/01/2054	6,474,299
770,000	Puerto Rico Sales Tax Financing Corp., Series C1	0.000	[8]	08/01/2032	579,232
685,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.250		08/01/2041	511,305
5,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.000		08/01/2040	4,097,650
7,450,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.500		08/01/2035	6,533,650
26,550,000	Puerto Rico Sales Tax Financing Corp., Series C	6.190	[3]	08/01/2038	3,863,546
13,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.750		08/01/2057	11,213,150
1,000,000	University of Puerto Rico[1]	5.000		06/01/2025	623,900
1,700,000	University of Puerto Rico, Series Q1	5.000		06/01/2036	956,879
5,925,000	University of Puerto Rico, Series Q1	5.000		06/01/2030	3,464,821
2,000,000	V.I. Public Finance Authority (Matching Fund Loan Notes)	5.000		10/01/2032	2,014,320

					259,552,949

Total Municipal Bonds and Notes (Cost $1,438,629,880)					1,306,621,313

Shares
Common Stocks—0.9%
3,100	CMS Liquidating Trust[9,10] (Cost $9,920,000)				10,701,200
Total Investments, at Value (Cost $1,448,549,880)—112.6%					1,317,322,513
Liabilities in Excess of Other Assets—(12.6)					(146,966,761)

Net Assets—100.0%					$1,170,355,752

Footnotes to Statement of Investments

1.	All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 7 of the accompanying Notes.
2.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.
3.	Zero coupon bond reflects effective yield on the date of purchase.
4.	Represents the current interest rate for a variable or increasing rate security.
5.	Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.
6.	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after March 31, 2014. See Note 1 of the accompanying Notes.
7.	Restricted security. The aggregate value of restricted securities as of March 31, 2014 was $348,612, which represents 0.03% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Depreciation
Sullivan County, NY Community College COP, 5.75%, 8/15/25	3/23/07	$408,000	$348,612	$59,388

8.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
9.	Non-income producing security.
10.	Received as a result of a corporate action

30        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Footnotes to Statement of Investments (Continued)

To simplify the listings of securities, abbreviations are used per the table below:

ACDS	Assoc. for Children with Down Syndrome
ALIA	Alliance of Long Island Agencies
AP	Advantage Planning, Inc.
CCRC	Continuing Care Retirement Community
CMA	Community Mainstreaming Associates, Inc.
COP	Certificates of Participation
DA	Dormitory Authority
DRIVERS	Derivative Inverse Tax Exempt Receipts
EBC	Engel Berman Corp.
EFLI	Epilepsy Foundation of L.I., Inc.
FIT	Fashion Institute of Technology
GO	General Obligation
HAII	Homes Anew II, Inc.
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
L.I.	Long Island
LIFERS	Long Inverse Floating Exempt Receipts
LIJMC	Long Island Jewish Medical Center
MTA	Metropolitan Transportation Authority
NSUH	North Shore University Hospital
NSUHGC	North Shore University Hospital at Glen Cove
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
NYU	New York University
PSCH	Professional Service Centers for the Handicapped, Inc.
ROLs	Reset Option Longs
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
UDC	Urban Development Corporation
UVBH	United Veteran’s Beacon House
V.I.	United States Virgin Islands
YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

31        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF

ASSETS AND LIABILITIES    March 31, 2014    Unaudited

Assets
Investments, at value (cost $1,448,549,880)—see accompanying statement of investments	$1,317,322,513
Receivables and other assets:
Interest	19,077,306
Investments sold	892,867
Shares of beneficial interest sold	469,397
Other	576,525

Total assets	1,338,338,608

Liabilities
Bank overdraft	89,911
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	161,730,000
Payable for borrowings (See Note 7)	1,900,000
Shares of beneficial interest redeemed	2,316,276
Dividends	1,203,041
Distribution and service plan fees	241,214
Trustees’ compensation	214,005
Investments purchased (including $109,920 purchased on a when-issued or delayed delivery basis)	109,920
Shareholder communications	91,226
Interest expense on borrowings	66
Other	87,197

Total liabilities	167,982,856

Net Assets	$1,170,355,752

Composition of Net Assets
Par value of shares of beneficial interest	$106,987
Additional paid-in capital	1,404,720,028
Accumulated net investment income	10,149,839
Accumulated net realized loss on investments	(113,393,735)
Net unrealized depreciation on investments	(131,227,367)

Net Assets	$1,170,355,752

32        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,002,466,228 and 91,647,620 shares of beneficial interest outstanding)	$10.94
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.49

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,762,217 and 343,718 shares of beneficial interest outstanding)	$10.95

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $122,343,658 and 11,179,657 shares of beneficial interest outstanding)	$10.94

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $41,783,649 and 3,816,156 shares of beneficial interest outstanding)	$10.95

See accompanying Notes to Financial Statements

33        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF

OPERATIONS    For the Six Months Ended March 31, 2014    Unaudited

Investment Income
Interest	$40,945,359

Expenses
Management fees	2,707,019
Distribution and service plan fees:
Class A	1,199,387
Class B	20,629
Class C	609,340

Transfer and shareholder servicing agent fees:
Class A	245,767
Class B	2,409
Class C	39,075
Class Y	10,728

Shareholder communications:
Class A	84,025
Class B	2,454
Class C	18,555
Class Y	3,496

Interest expense and fees on short-term floating rate notes issued (See Note 1)	652,356
Borrowing fees	457,200
Trustees’ compensation	12,720
Interest expense on borrowings	9,927
Custodian fees and expenses	9,518
Other	64,619

Total expenses	6,149,224
Less waivers and reimbursements of expenses	(19,061)

Net expenses	6,130,163

Net Investment Income	34,815,196

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(4,461,304)

Net change in unrealized appreciation/depreciation on investments	17,484,108

Net Increase in Net Assets Resulting from Operations	$47,838,000

See accompanying Notes to Financial Statements.

34        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2014	Year Ended
	(Unaudited)	September 30, 2013
Operations
Net investment income	$34,815,196	$70,416,028
Net realized loss	(4,461,304)	(8,480,761)
Net change in unrealized appreciation/depreciation	17,484,108	(154,116,702)

Net increase (decrease) in net assets resulting from operations	47,838,000	(92,181,435)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(29,417,122)	(63,265,583)
Class B	(102,801)	(331,732)
Class C	(3,139,090)	(6,948,803)
Class Y	(1,176,942)	(2,714,873)

	(33,835,955)	(73,260,991)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(26,035,073)	(7,853,032)
Class B	(1,010,226)	(4,401,556)
Class C	(4,810,862)	(10,982,729)
Class Y	(8,228,620)	15,356,634

	(40,084,781)	(7,880,683)

Net Assets
Total decrease	(26,082,736)	(173,323,109)
Beginning of period	1,196,438,488	1,369,761,597

End of period (including accumulated net investment income of $10,149,839 and $9,170,598, respectively)	$1,170,355,752	$1,196,438,488

See accompanying Notes to Financial Statements.

35        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF

CASH FLOWS    For the Six Months Ended March 31, 2014    Unaudited

Cash Flows from Operating Activities
Net increase in net assets from operations	$47,838,000
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(66,340,678)
Proceeds from disposition of investment securities	121,785,997
Short-term investment securities, net	4,060,195
Premium amortization	1,330,382
Discount accretion	(4,534,492)
Net realized loss on investments	4,461,304
Net change in unrealized appreciation/depreciation on investments	(17,484,108)
Change in assets:
Increase in other assets	(183,928)
Decrease in interest receivable	868,966
Decrease in receivable for securities sold	1,286,022
Change in liabilities:
Decrease in other liabilities	(87,585)
Decrease in payable for securities purchased	(3,800,080)

Net cash provided by operating activities	89,199,995

Cash Flows from Financing Activities
Proceeds from borrowings	126,300,000
Payments on borrowings	(148,400,000)
Proceeds on short-term floating rate notes issued	250,000
Proceeds from shares sold	129,210,461
Payments on shares redeemed	(190,968,052)
Cash distributions paid	(5,699,306)

Net cash used in financing activities	(89,306,897)
Net decrease in cash	(106,902)
Cash, beginning balance	16,991

Cash, ending balance	$(89,911)

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $28,146,556.

Cash paid for interest on borrowings—$15,242.

Cash paid for interest on short-term floating rate notes issued—$652,356.

See accompanying Notes to Financial Statements.

36        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Six Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2014	September 30,	September 28,	September 30,	September 30,	September 30,
Class A	(Unaudited)	2013	2012[1]	2011	2010	2009
Per Share Operating Data
Net asset value, beginning of period	$10 .80	$12 .22	$11 .33	$11 .97	$11 .73	$10 .60

Income (loss) from investment operations:
Net investment income[2]	0 .32	0 .62	0 .66	0 .69	0 .69	0 .65
Net realized and unrealized gain (loss)	0 .14	(1 .39)	0 .91	(0.61)	0 .19	1 .07

Total from investment operations	0 .46	(0 .77)	1 .57	0 .08	0 .88	1 .72

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .32)	(0 .65)	(0 .68)	(0.72)	(0 .64)	(0 .59)

Net asset value, end of period	$10 .94	$10 .80	$12 .22	$11 .33	$11 .97	$11 .73

Total Return, at Net Asset Value[3]	4 .33%	(6 .68)%	14 .20%	1 .12%	7 .90%	17 .86%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,002,466	$1,016,554	$1,166,115	$998,502	$1,150,410	$1,176,870

Average net assets (in thousands)	$993,728	$1,174,169	$1,072,671	$984,892	$1,121,641	$933,439

Ratios to average net assets:[4]
Net investment income	6 .10%	5 .19%	5 .56%	6 .31%	5 .97%	6 .91%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0 .79%	0 .75%	0 .75%	0 .77%	0 .75%	0 .78%
Interest and fees from borrowings	0 .08%	0 .08%	0 .09%	0 .10%	0 .14%	0 .64%
Interest and fees on short-term floating rate notes issued[5]	0 .11%	0 .11%	0 .14%	0 .16%	0 .08%	0 .32%

Total expenses	0 .98%	0 .94%	0 .98%	1 .03%	0 .97%	1 .74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0 .98%	0 .94%	0 .97%	1 .03%	0 .97%	1 .74%

Portfolio turnover rate	5%	15%	14%	21%	16%	22%

37        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS    Continued

1.	September 28, 2012 represents the last business day of the Fund’s reporting period.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

38        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

	Six Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2014	September 30,	September 28,	September 30,	September 30,	September 30,
Class B	(Unaudited)	2013	2012[1]	2011	2010	2009
Per Share Operating Data
Net asset value, beginning of period	$10.81	$12.23	$11 .33	$11 .98	$11 .73	$10 .61

Income (loss) from investment operations:
Net investment income[2]	0 .27	0 .51	0 .56	0 .59	0 .59	0 .57
Net realized and unrealized gain (loss)	0 .14	(1.40)	0 .92	(0 .62)	0 .21	1 .06

Total from investment operations	0 .41	(0.89)	1 .48	(0 .03)	0 .80	1 .63

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.53)	(0.58)	(0 .62)	(0 .55)	(0 .51)

Net asset value, end of period	$10.95	$10.81	$12 .23	$11 .33	$11 .98	$11 .73

Total Return, at Net Asset Value[3]	3.85%	(7.54)%	13.34%	0 .13%	7 .09%	16.75%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,762	$4,738	$9,804	$12,712	$17,430	$20,239

Average net assets (in thousands)	$4,136	$7,451	$11,225	$13,766	$17,741	$17,152

Ratios to average net assets:[4]
Net investment income	5.18%	4.22%	4 .76%	5 .41%	5 .12%	6 .06%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.72%	1.66%	1 .61%	1 .66%	1 .60%	1 .64%
Interest and fees from borrowings	0.08%	0.08%	0 .09%	0 .10%	0 .14%	0 .64%
Interest and fees on short-term floating rate notes issued[5]	0.11%	0.11%	0 .14%	0 .16%	0 .08%	0 .32%

Total expenses	1.91%	1.85%	1 .84%	1 .92%	1 .82%	2 .60%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.91%	1.85%	1 .83%	1 .92%	1 .82%	2 .60%

Portfolio turnover rate	5%	15%	14%	21%	16%	22%

1.	September 28, 2012 represents the last business day of the Fund’s reporting period.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

39        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS    Continued

	Six Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2014	September 30,	September 28,	September 30,	September 30,	September 30,
Class C	(Unaudited)	2013	2012[1]	2011	2010	2009
Per Share Operating Data
Net asset value, beginning of period	$10 .81	$12 .23	$11 .33	$11 .98	$11 .73	$10 .61

Income (loss) from investment operations:
Net investment income[2]	0 .28	0 .53	0 .57	0 .60	0 .60	0 .58
Net realized and unrealized gain (loss)	0 .12	(1 .40)	0 .92	(0.61)	0 .20	1 .06

Total from investment operations	0 .40	(0 .87)	1 .49	(0.01)	0 .80	1 .64

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0 .55)	(0.59)	(0.64)	(0 .55)	(0.52)

Net asset value, end of period	$10 .94	$10 .81	$12 .23	$11 .33	$11 .98	$11 .73

Total Return, at Net Asset Value[3]	3 .83%	(7.41)%	13 .42%	0 .24%	7 .17%	16 .84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$122,344	$125,711	$154,674	$126,880	$157,256	$158,179

Average net assets (in thousands)	$122,251	$151,268	$139,433	$130,387	$150,880	$122,746

Ratios to average net assets:[4]
Net investment income	5 .32%	4 .39%	4 .78%	5 .53%	5 .19%	6 .14%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1 .58%	1 .54%	1 .53%	1 .55%	1 .52%	1 .56%
Interest and fees from borrowings	0 .08%	0 .08%	0 .09%	0 .10%	0 .14%	0 .64%
Interest and fees on short-term floating rate notes issued[5]	0 .11%	0 .11%	0 .14%	0 .16%	0 .08%	0 .32%

Total expenses	1 .77%	1 .73%	1 .76%	1 .81%	1 .74%	2 .52%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1 .77%	1 .73%	1 .75%	1 .81%	1 .74%	2 .52%

Portfolio turnover rate	5%	15%	14%	21%	16%	22%

1.	September 28, 2012 represents the last business day of the Fund’s reporting period.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

40        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

	Six Months
	Ended March 31, 2014	Year Ended September 30,	Year Ended September 28,	Period Ended September 30,
Class Y	(Unaudited)	2013	2012[1]	2011[2]
Per Share Operating Data
Net asset value, beginning of period	$10 .81	$12 .23	$11 .34	$10.46

Income (loss) from investment operations:
Net investment income[3]	0 .34	0 .65	0 .67	0 .47
Net realized and unrealized gain (loss)	0 .13	(1.40)	0 .92	0 .91

Total from investment operations	0 .47	(0.75)	1 .59	1 .38

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.33)	(0.67)	(0.70)	(0 .50)

Net asset value, end of period	$10 .95	$10 .81	$12 .23	$11.34

Total Return, at Net Asset Value[4]	4 .45%	(6.45)%	14.43%	13.69%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$41,784	$49,435	$39,169	$5,986

Average net assets (in thousands)	$38,085	$48,673	$22,893	$4,972

Ratios to average net assets:[5]
Net investment income	6 .35%	5 .39%	5 .69%	6.55%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0 .56%	0 .51%	0 .53%	0.54%
Interest and fees from borrowings	0 .08%	0 .08%	0 .09%	0.10%
Interest and fees on short-term floating rate notes issued	0 .11%	0 .11%	0 .14%	0.16%

Total expenses[6]	0 .75%	0 .70%	0 .76%	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0 .75%	0 .70%	0 .75%	0.80%

Portfolio turnover rate	5%	15%	14%	21%

1.	September 28, 2012 represents the last business day of the Fund’s reporting period.
2.	For the period from January 31, 2011 (inception of offering) to September 30, 2011.
3.	Per share amounts calculated based on the average shares outstanding during the period.
4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
5.	Annualized for periods less than one full year.
6.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

41        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO

FINANCIAL STATEMENTS    March 31, 2014    Unaudited

1. Significant Accounting Policies

Oppenheimer Rochester AMT-Free New York Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust

42        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

43        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies (Continued)

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender

44        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of March 31, 2014, the Fund’s maximum exposure under such agreements is estimated at $83,820,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At March 31, 2014, municipal bond holdings with a value of $287,359,884 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $161,730,000 in short-term floating rate securities issued and outstanding at that date.

At March 31, 2014, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$5,000,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester) ROLs[3]	8.590%	8/15/40	$6,185,300
2,240,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester) ROLs[3]	9.015	8/15/35	2,976,266
15,000,000	NY Liberty Devel. Corp. (Bank of America Tower at One Bryant Park) ROLs[3]	8.268	1/15/44	16,246,800
10,000,000	NY Liberty Devel. Corp. (Bank of America Tower at One Bryant Park) ROLs[3]	9.127	1/15/46	11,497,600
10,000,000	NY Utility Debt Securitization Authority ROLs[3]	8.090	12/15/41	11,957,400
6,670,000	NYC GO DRIVERS	13.110	11/15/31	9,482,339
3,750,000	NYC GO LIFERS	18.135	4/1/36	5,786,100
2,750,000	NYC GO ROLs	15.735	3/1/26	4,342,910
10,000,000	NYC Municipal Water Finance Authority ROLs[3]	17.099	6/15/40	14,710,800
4,160,000	NYC Municipal Water Finance Authority ROLs[3]	18.530	6/15/37	4,978,771
10,000,000	NYC Transitional Finance Authority ROLs[3]	8.100	1/15/34	11,656,000
10,000,000	NYS DA (Personal Income Tax) DRIVERS	7.914	3/15/37	11,424,600
6,670,000	NYS DA (State Personal Income Tax Authority)	13.435	3/15/36	9,734,998
7,500,000	Puerto Rico Sales Tax Financing Corp. LIFERS[3]	8.696%	8/1/57	4,650,000

				$125,629,884

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

45        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies (Continued)

2.	Represents the current interest rate for the inverse floating rate security.
3.	Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $161,730,000 or 12.08% of its total assets as of March 31, 2014.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

46        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

As of March 31, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$109,920

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of March 31, 2014 is as follows:

Cost	$7,587,237
Market Value	$4,304,132
Market Value as % of Net Assets	0.37%

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended September 30, 2013, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended September 30, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2016	$6,626,486
2017	26,431,288
2018	43,255,092
No expiration	31,919,013

Total	$108,231,879

47        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies (Continued)

As of March 31, 2014, it is estimated that the capital loss carryforwards would be $76,312,866 expiring by 2018 and $36,380,317 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended March 31, 2014, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,287,690,498 [1]

Gross unrealized appreciation	$47,452,016
Gross unrealized depreciation	(179,031,276)

Net unrealized depreciation	$(131,579,260)

1.	The Federal tax cost of securities does not include cost of $161,211,275, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended March 31, 2014, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$3,220
Payments Made to Retired Trustees	12,518
Accumulated Liability as of March 31, 2014	98,591

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to

48        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

49        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies (Continued)

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

50        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

2. Securities Valuation (Continued)

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

51        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a andardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$—	$1,043,984,562	$3,083,802	$1,047,068,364
U.S. Possessions	—	259,552,949	—	259,552,949
Common Stock	—	—	10,701,200	10,701,200

Total Assets	$—	$1,303,537,511	$13,785,002	$1,317,322,513

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

52        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

2. Securities Valuation (Continued)

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfer out of Level 2*	Transfer into Level 3*
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$(3,079,328)	$3,079,328

Total Assets	$(3,079,328)	$3,079,328

*	Transferred from Level 2 to Level 3 because of the lack of observable market data.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of September 30, 2013	Change in unrealized appreciation/ depreciation	Transfers into Level 3	Value as of March 31, 2014
Assets Table
Investments, at Value:
Common Stocks	$9,920,000	$781,200	$—	$10,701,200
Municipal Bonds and Notes	14,970	(10,496)	3,079,328	3,083,802

Total Assets	$9,934,970	$770,704	$3,079,328	$13,785,002

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at March 31, 2014:

Change in unrealized appreciation/ depreciation
Assets Table
Investments, at Value:
Common Stocks	$781,200
Municipal Bonds and Notes	(10,496)

Total Assets	$770,704

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of March 31, 2014:

53        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation (Continued)

	Value as of March 31, 2014	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Common Stock		Pricing vendor	Appraisal value of collateral	$31.375M-$35.5M	33.45M (a)
				N/A	10%
	$10,701,200		Discount rate
Municipal Bonds	3,083,802	Pricing vendor	N/A	N/A	N/A (a)

Total	$13,785,002

(a)    Securities classified as Level 3 whose unadjusted values were provided by a pricing service or broker-dealer for which such inputs are unobservable. The Manager periodically reviews pricing vendor and broker methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service or broker.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2014		Year Ended September 30, 2013
	Shares	Amount	Shares	Amount
Class A
Sold	8,416,368	$89,731,818	17,119,148	$205,773,543
Dividends and/or distributions reinvested	2,335,166	25,025,891	4,477,273	53,242,609
Redeemed	(13,199,724)	(140,792,782)	(22,888,459)	(266,869,184)

Net decrease	(2,448,190)	$(26,035,073)	(1,292,038)	$(7,853,032)

Class B
Sold	6,359	$68,351	6,139	$73,400
Dividends and/or distributions reinvested	7,819	83,850	23,293	279,978
Redeemed	(108,732)	(1,162,427)	(392,682)	(4,754,934)

Net decrease	(94,554)	$(1,010,226)	(363,250)	$(4,401,556)

Class C
Sold	1,682,691	$17,920,949	2,609,024	$31,553,229
Dividends and/or distributions reinvested	226,947	2,433,822	444,861	5,297,185
Redeemed	(2,360,972)	(25,165,633)	(4,068,014)	(47,833,143)

Net decrease	(451,334)	$(4,810,862)	(1,014,129)	$(10,982,729)

54        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

3. Shares of Beneficial Interest (Continued)

	Six Months Ended March 31, 2014		Year Ended September 30, 2013
	Shares	Amount	Shares	Amount
Class Y
Sold	1,489,572	$15,975,144	5,208,174	$61,685,190
Dividends and/or distributions reinvested	56,152	602,993	127,115	1,524,892
Redeemed	(2,301,425)	(24,806,757)	(3,964,904)	(47,853,448)

Net increase (decrease)	(755,701)	$(8,228,620)	1,370,385	$15,356,634

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended March 31, 2014 were as follows:

	Purchases	Sales
Investment securities	$66,340,678	$121,785,997

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

55        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2014 were as follows:

Class B	$1,622,656
Class C	2,756,646

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

56        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

5. Fees and Other Transactions with Affiliates (Continued)

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
March 31, 2014	$36,817	$15,964	$5,533	$—

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report. During the six months ended March 31, 2014, the Manager reimbursed the Fund $19,061 for legal costs and fees.

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Restricted Securities

As of March 31, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

7. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the

57        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

7. Borrowings (Continued)

difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1501% as of March 31, 2014). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the six months ended March 31, 2014 equal 0.06% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of March 31, 2014, the Fund had borrowings outstanding at an interest rate of 0.1501%. Details of the borrowings for the six months ended March 31, 2014 are as follows:

Average Daily Loan Balance	$12,114,835
Average Daily Interest Rate	0.159%
Fees Paid	$540,782
Interest Paid	$15,242

8. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits

58        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

8. Reverse Repurchase Agreements (Continued)

aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the six months ended March 31, 2014 are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the six months ended March 31, 2014.

Details of reverse repurchase agreement transactions for the six months ended March 31, 2014 are as follows:

Fees Paid	$86,292

9. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds – including the Fund – advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to

59        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

9. Pending Litigation (Continued)

represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties – including the Fund – in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs alleged breach of contract and common law fraud claims against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On January 7, 2014, the appellate court affirmed the trial court’s dismissal order. On March 28, 2014, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleged breach of contract and common law fraud claims against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On March 28, 2014, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”),

60        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

9. Pending Litigation (Continued)

an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

61        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS     Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

62        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee

David K. Downes, Trustee

Matthew P. Fink, Trustee

Edmund P. Giambastiani, Jr., Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Joanne Pace, Trustee

Joseph M. Wikler, Trustee

Peter I. Wold, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Daniel G. Loughran, Vice President

Scott S. Cottier, Vice President

Troy E. Willis, Vice President

Mark R. DeMitry, Vice President

Michael L. Camarella, Vice President

Charles S. Pulire, Vice President

Richard Stein, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mary Ann Picciotto, Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

64        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0360.001.0314 May 27, 2014

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester AMT - Free New York Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	5/13/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	5/13/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	5/13/2014